THE COOPER COMPANIES, INC.

            Proxy for Annual Meeting of Stockholders, September 13, 1994

                   SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY

The undersigned stockholder of the Cooper Companies, Inc., a Delaware corporation, hereby appoints ROBERT S. HOLCOMBE, MARISA F. JACOBS and ROBERT S. WEISS, and each of them, proxies, with full power of substitution, to vote all of the shares of common stock of The Cooper Companies, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Cooper Companies, Inc. to be held at The Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey on September 13, 1994 at 10:00 a.m., eastern daylight savings time, and at any adjournment or adjournments thereof, as set forth below, and in their discretion upon any other business that may properly come before the meeting.


THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED 'FOR' ITEMS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 3.



CONTINUED AND TO BE SIGNED ON REVERSE SIDE


SEE REVERSE SIDE

[x] Please mark your
    votes as in this
    example.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' ITEMS ONE AND TWO

                                  FOR           WITHHELD
                             ALL NOMINEES   FROM ALL NOMINEES        Nominees:
1. ELECTION OF                   [  ]             [  ]                 A. Thomas Bender
   SEVEN                                                               Mark A. Filler
   DIRECTORS.                                                          Michael H. Kalkstein
   (check one box only)                                                Donald Press
                                                                       Steven Rosenberg
                                                                       Allan E. Rubenstein, M.D.
                                                                       Mel Schnell


[  ] For all nominees except as noted above


                                                      FOR      AGAINST   ABSTAIN
2.  Ratification of appointment of KPMG Peat         [   ]     [   ]     [   ]
    Marwick as independent certified public
    accountants of The Cooper Companies, Inc.
    for the fiscal year ending October 31, 1994.




3. In their discretion, the proxies are authorized to vote for the election of such substitute nominee(s) for directors as such proxies may select in the event that any nominee(s) named above may become unable to serve, and on such other matters as may properly come before the Meeting or any adjournments or postponements thereof.


    THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

    PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING
    THE ENCLOSED ENVELOPE.


    MARK HERE FOR ADDRESS          [ ]
    CHANGE AND NOTES BELOW



SIGNATURE                           DATE
         --------------------------      ----------------

SIGNATURE                           DATE
         --------------------------      ----------------

NOTE: (Please date this proxy and sign your name exactly as it appears herein. In the case of joint ownership, each joint owner should sign. If signing as an executor, trustee, guardian, attorney, or in any other representative capacity or as an officer of a corporation, please indicate your full title as such.)